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                                                                    EXHIBIT 10.2


                        FIRST AMENDMENT TO LOAN AGREEMENT

         This First Amendment to Loan Agreement is made and entered into effective this 1st day of December, 2001 by and among Princesa Partners, a Florida general partnership (the "Borrower"), and each of the lenders listed in the signature block hereto (collectively, the "Lenders").

                                    RECITALS

         A. The Borrower and the Lenders entered into a Loan Agreement dated as of October 22, 1998 (the "Loan Agreement") pursuant to which the Lenders made a loan to Borrower in the amount of $8,400,000 for the purposes set forth in the Loan Agreement. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Loan Agreement.

         B. The Borrower and the Lenders desire to amend the Loan Agreement as provided herein.

         NOW THEREFORE, in consideration of the Recitals and the covenants herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree that the Loan Agreement is amended as follows effective on December 1, 2001:

                  1. The definition of "Bayfront" in Article I is hereby deleted and the following is substituted in its place:

                                    "Bayfront" means Bayfront Ventures, a
                                    Florida General Partnership, prior to its dissolution in March 2000 and thereafter Concorde Cruises, Inc.

                  2. The definition of "Collateral" in Article I is hereby deleted and the following is substituted in its place:

                                    "Collateral" means (i) all items defined as "Collateral" in the Security Agreement, (ii) the Vessel, and (iii) all funds on deposit in the account pledged pursuant to Section
                                    6.18 hereof.

                  3. The following is hereby added at the end of the definition of "Debt Service" in Article I:

                                    Fees and expenses paid to the Lenders and the excess of interest at the Default Rate over the Loan Rate shall not be included in Debt Service.



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                  4.       The definition of "Debt Service Coverage Ratio" in
                           Article I is hereby deleted and the following is substituted in its place:

                                    "Debt Service Coverage Ratio" means, with respect to the Borrower and Bayfront on a combined basis for the first three consecutive months of the four consecutive months preceding the date of measurement, the ratio of (i) net income after taxes plus the sum of depreciation and amortization, interest expense and fees and expenses paid to Lenders, and less the sum of any dividends or other distributions and any payments (principal or interest) of indebtedness to other than Lenders, all determined in accordance with GAAP consistently applied for such period, to
                                    (ii) Debt Service for such period.

                  5. The definition of "Guarantors" in Article I is hereby deleted and the following is substituted in its place:

                                    "Guarantors" means Bruce Lien, Deanna Lien,
                                    Michael Hlavsa, David Grossman, Concorde
                                    Gaming Corporation and Bayfront.

                  6. The following is hereby added at the end of Section 2.2(b) before the period:

                                    ; provided that for any period during which the Debt Service Coverage Ratio is less than
                                    1.5 to 1.0, the Loan Rate shall be 10 5/8% plus whichever of the following applies to the month or portion thereof: (i) 3.625% if the Debt Service Coverage Ratio as of the last day of the month is less than .76 to 1.0; (ii) 1.875% if the Debt Service Coverage Ratio is equal to or more than .76 to 1.0 but less than 1.01 to 1.0; and (iii) .875% if the Debt Service Coverage Ratio is equal to or more than 1.01 to 1.0 but less than 1.5 to 1.0.

                  7. The first sentence of Section 2.2 (d) is hereby deleted and the following sentences are substituted in its place:

                                    Commencing on the Conversion Date and
                                    continuing on the first day of each month thereafter to and including the Maturity Date, (i) the principal of each Note shall be due and payable in consecutive monthly payments with each such monthly principal installment due in the amount stated for such Note under "Principal" next to the applicable month in Exhibit E and (ii) interest thereon shall be due in arrears for the prior month at the applicable interest rate or rates in addition to such principal payment. The amounts labeled "interest" in Exhibit E are illustrative only of how the principal amortization was determined and do not necessarily indicate the interest payable for such month.



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                  8.       Section 6.13 is hereby deleted and the following is
                           substituted in its place:

                                    Section 6.13 Debt Service Coverage Ratio.
                                    For each month achieve a Combined Debt
                                    Service Coverage Ratio of no less than 1.0 to 1.0.

                  9. The first sentence of Section 6.14 is hereby amended to read as follows:

                                    At January 31, 2001 maintain a combined
                                    Tangible Net Worth of $2,822,718 and at the end of each month thereafter maintain a Tangible Net Worth equal to the Tangible Net Worth requirement for the prior month plus the greater of $1 or 10% of the combined net income after taxes of the Borrower and Bayfront for the current month.

                  10.      Section 6.15 (a) is hereby amended as follows:

                           a. The words and letters "forty-five (45) days" are replaced by the words and letters "twenty (20) days."

                           b. The words "fiscal quarter" are replaced by the words "calendar month."

                           c. The word "quarter" is replaced by the word "month" each place it appears.

                  11.      The following Section 6.18 is hereby added after
                           Section 6.17:

                                    Section 6.18 Deposit of Revenues. Commencing on February 15, 2002, Borrower and Bayfront shall deposit before the close of business each day in an account pledged to the Lenders pursuant to an account agreement satisfactory to the Servicer at a bank reasonably satisfactory to the Servicer the sum of the Gross Facility Revenue for the day plus any cash on hand not on deposit of both the Borrower and Bayfront at the commencement of business on such date less any gaming bank required to operate on the following business day. The amount on deposit in such account shall be Collateral for the Loans and the Lenders shall have the right to offset any amounts due hereunder against the amount on deposit in such account. In the event that Borrower receives any payment that should have been deposited as provided herein, the Borrower agrees that Borrower will hold such payment in trust for the benefit of the Lenders, shall not commingle such amounts with any funds or other property of Borrower and shall immediately transfer such payment in accordance with the Servicer's instructions.



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                  12.      Section 7.1 (c) is hereby amended by adding before
                           the semicolons therein the following:

                                    , provided that no such notice shall be
                                    required in regard to failure to comply with any of the covenants set forth in Sections 6.13, 6.14 or 6.18.

                  13. Section 8.2 is hereby amended to change the name in the address for notice to the Servicer to Integra Bank from The National City Bank of Evansville and the attention line for such notice to Christopher Tietz.

                  14.      The second Section 8.18 is hereby redesignated
                           Section 8.19.

                  15.      The following Section 8.20 is hereby added after
                           Section 8.19:

                                    Section 8.20 RELIEF FROM AUTOMATIC STAY.
                                    BORROWER HEREBY AGREES THAT, IN THE EVENT
                                    BORROWER SHALL (i) FILE WITH ANY BANKRUPTCY
                                    COURT OF COMPETENT JURISDICTION OR BE THE
                                    SUBJECT OF ANY PETITION UNDER TITLE 11 OF
                                    THE U.S. CODE, AS AMENDED, (ii) BE THE
                                    SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER
                                    SUCH TITLE 11 OF THE U.S. CODE, AS AMENDED,
                                    (iii) FILE OR BE THE SUBJECT OF ANY PETITION
                                    SEEKING ANY REORGANIZATION, ARRANGEMENT,
                                    COMPOSITION, READJUSTMENT, LIQUIDATION,
                                    DISSOLUTION, OR SIMILAR RELIEF UNDER ANY
                                    PRESENT OR FUTURE FEDERAL OR STATE ACT OR
                                    LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR
                                    OTHER RELIEF FOR DEBTORS, (iv) HAVE SOUGHT
                                    OR CONSENTED TO OR ACQUIESCED IN THE
                                    APPOINTMENT OF ANY TRUSTEE, RECEIVER,
                                    CONSERVATOR, OR LIQUIDATOR, (v) BE THE
                                    SUBJECT OF ANY ORDER, JUDGEMENT, OR DECREE
                                    ENTERED BY ANY COURT OF COMPETENT
                                    JURISDICTION APPROVING A PETITION FILED
                                    AGAINST SUCH PARTY FOR ANY REORGANIZATION,
                                    ARRANGEMENT, COMPOSITION, READJUSTMENT,
                                    LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF
                                    UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE
                                    ACT OR LAW RELATING TO BANKRUPTCY,
                                    INSOLVENCY, OR RELIEF FOR DEBTORS, LENDERS
                                    SHALL THEREUPON BE ENTITLED TO RELIEF FROM
                                    ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF
                                    TITLE 11 OF THE U.S. CODE, AS AMENDED, OR
                                    OTHERWISE, ON OR AGAINST THE EXERCISE OF THE
                                    RIGHT AND REMEDIES OTHERWISE AVAILABLE TO
                                    LENDERS AS PROVIDED IN THE LOAN DOCUMENTS.



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         IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date first above written.

                                       PRINCESA PARTNERS

                                       By: Conami, Inc., its general partner

                                       By: /s/ Jerry L, Baum
                                          --------------------------------------
                                          Its President
                                          --------------------------------------

                                       By: Concorde Cruises, Inc., its general
                                       partner

                                       By: /s/ Jerry L. Baum
                                          --------------------------------------
                                          Its President
                                          --------------------------------------


                                       INTEGRA BANK, as successor to The
                                       National City Bank of Evansville, for
                                       itself and for FIRST NATIONAL BANK, LINN
                                       COUNTY BANK, UNITED PRAIRIE BANK -
                                       SLAYTON and PEOPLES NATIONAL BANK OF
                                       KEWANEE


                                       By: /s/ Christopher Tietz
                                          --------------------------------------
                                          Its Senior Vice President
                                          --------------------------------------



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